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EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our report dated February 4, 2002, included in this Form 10-K, into Psychemedics Corporation's previously filed Registration Statements File Nos. 33-41787, 33-50712, 33-45332, 33-66942, 33-58970, 333-12403 and 333-39968.





                                                   ARTHUR ANDERSEN LLP


Boston, Massachusetts
March 26, 2002